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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 2, 2002




                             STRAYER EDUCATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Maryland                      000-21039                 52-1975978
-------------------------------     ----------------         -------------------
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)           Number)             Identification No.)






1100 Wilson Boulevard, Suite 2500, Arlington, VA .                22209
---------------------------------------------------         ----------------
  (Address of principal executive offices)                      (Zip Code)





       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events.


On August 2, 2002, Strayer Education, Inc. announced record second quarter 2002 enrollment, revenues and earnings and raised its full year EPS estimate. The August 2, 2002 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.01             Press Release dated August 2, 2002


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                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               Strayer Education, Inc.
Date:  August 5, 2002          By: /s/ Mark C. Brown
                               ---------------------
                               Mark C. Brown
                               Senior Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX



     EXHIBIT                       DESCRIPTION
--------------             ----------------------------
99.01                      Press Release dated August 2, 2002.



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